                                                                   EXHIBIT 10.13
                                                                  EXECUTION COPY

                                    SHARED COLLATERAL PLEDGE AGREEMENT dated as
                           of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, this "Agreement") among ALLIED WASTE NORTH AMERICA, INC., a Delaware corporation ("AWNA"), each Subsidiary listed on
                           Schedule I hereto (each such Subsidiary individually, a "Subsidiary Pledgor", and collectively, the "Subsidiary Pledgors"), and JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as collateral trustee (in such capacity, the "Collateral Trustee") for the Secured Parties (as defined below).

         Reference is made to (a) the Credit Agreement dated as of July 21, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AWNA, Allied Waste Industries, Inc. ("Allied Waste"), the lenders from time to time party thereto (the "Lenders") and JPMCB, as administrative agent and collateral agent for the Lenders (in such capacities, the "Agent"), (b) the Subsidiary Guarantee Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Pledgors, certain other Subsidiaries and the Agent, (c) the Restated Indenture dated as of September 1, 1991 (as amended, supplemented or otherwise modified from time to time, the "BFI Indenture") between Browning-Ferris Industries, Inc. ("BFI") and JPMCB, as successor trustee to First City Texas-Houston, N.A. (together with any successor, in such capacity, the "BFI Trustee"), and (d) the Indenture dated as of December 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "AWNA Indenture") among AWNA, Allied Waste and U.S. Bank Trust National Association, as trustee (together with any successor in such capacity, the "AWNA Trustee"). Reference is also made to the Shared Collateral Pledge Agreement dated as of July 30, 1999 (as amended, supplemented or otherwise modified from time to time prior to the Restatement Effective Date, the "Original Shared Collateral Pledge Agreement") among the Subsidiaries listed on
Schedule I thereto and the Subsidiaries that became parties thereto as provided in Section 24 thereof (collectively, the "Original Pledgors") and the Collateral Trustee, pursuant to which the Original Pledgors agreed to pledge as security for the Credit Agreement Obligations (as defined in the Original Shared Collateral Pledge Agreement) the assets of the Original Pledgors described therein. The Original Pledgors and the Collateral Trustee now wish to amend and restate the Original Pledge Agreement as set forth herein to pledge as security for the obligations of the Borrower under the Credit Agreement the assets of the Pledgors described herein. The Original Shared Collateral Pledge Agreement shall be amended and restated in its entirety in the form hereof as of the Restatement Effective Date; provided, however, that it is understood and agreed that no term of the amendment and restatement contemplated hereby shall be effective until the Restatement Effective Date, and that the Original Shared Collateral Pledge Agreement shall continue in full force and effect until the Restatement Effective Date.

         The Lenders have agreed to make Loans to AWNA, and the Issuing Banks have agreed to issue Letters of Credit for the account of AWNA, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Pledgors has agreed to guarantee, among other things, all the obligations of AWNA to the Lenders under the Credit Agreement pursuant to the Subsidiary Guarantee Agreement to secure the Credit Agreement Obligations (as hereinafter defined).

         Pursuant to the provisions of the BFI Indenture, BFI may not, and may not permit any subsidiary of BFI (if such subsidiary constitutes a Restricted Subsidiary (as defined in the BFI Indenture)), to pledge any of its, or any such subsidiary's, assets as security for the Credit Agreement Obligations without providing that the BFI Indenture Debt (as hereinafter defined) be secured equally and ratably with such obligations.

         Pursuant to the provisions of the AWNA Indenture, AWNA may not, and may not permit any subsidiary of AWNA, including the Subsidiary Pledgors (if such subsidiary constitutes a Restricted Subsidiary, as defined in the AWNA Indenture)) to, pledge any of its, or any such subsidiary's, assets as security for the BFI Indenture Debt without providing that the AWNA Indenture Debt (as hereinafter defined) be secured equally and ratably with the BFI Indenture Debt.

         It is a condition precedent to the Lenders' obligations to make Loans and other extensions of credit under the Credit Agreement that the Subsidiary Pledgors shall have executed and delivered this Agreement and the Collateral Trust Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended or otherwise modified from time to time, the "Collateral Trust Agreement") among the Subsidiary Pledgors and the Collateral Trustee.

         Accordingly, the Subsidiary Pledgors and the Collateral Trustee, on behalf of itself and each Secured Party (and each of their successors and assigns), hereby agree as follows:

         SECTION 1. Defined Terms. Unless the context otherwise requires, all capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, and the following terms shall have the following meanings:

         "AWNA Indenture Debt" shall mean (i) the senior notes issued by AWNA prior to July 30, 1999 under the AWNA Indenture and (ii) the 2001 Senior Notes.

         "AWNA Senior Note Obligations" shall mean the obligations (without duplication) of AWNA and the Subsidiary Pledgors to pay the principal of, premium, if any, and interest on, the AWNA Indenture Debt.

         "BFI Indenture Debt" shall mean the senior notes issued by BFI prior to July 30, 1999 under the BFI Indenture. The BFI Indenture Debt has been guaranteed by AWNA and Allied Waste.

         "BFI Senior Note Obligations" shall mean the obligations (without duplication) of BFI, AWNA and Allied Waste to pay the principal of, premium, if any, on, and interest on, the BFI Indenture Debt.

         "Collateral Account" shall have the meaning specified in Section 3.01 of the Collateral Trust Agreement.

         "Credit Agreement Obligations" shall mean (a) the due and punctual payment by AWNA of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by AWNA under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of AWNA to the Lenders under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of AWNA to the Lenders or relating to the Loans under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party to the Lenders under or pursuant to this Agreement and the other Loan Documents and (d) unless otherwise agreed upon in writing by the applicable party thereto, all obligations, monetary or otherwise, of any Loan Party under each Hedging Agreement entered into with any counterparty that was (i) a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into or (ii) a lender or an Affiliate of a lender under the Original Credit Agreement at the time such Hedging Agreement was entered into; provided, however, that the obligations under this clause (d)(ii) shall include only those obligations under any Hedging Agreement that was in effect prior to the Restatement Effective Date, and only in the form as in effect on the Restatement Effective Date, and shall not include any obligations under such Hedging Agreement to the extent such Hedging Agreement is extended, amended or renewed on or after the Restatement Effective Date.

         "Debt Instruments" shall mean (i) the Credit Agreement and the Subsidiary Guarantee Agreement, (ii) the BFI Indenture, (iii) the AWNA Indenture, (iv) the 2001 Indenture and (v) each Hedging Agreement under which a Credit Agreement Obligation exists.

         "Event of Default" shall mean an "Event of Default" under the Credit Agreement, the AWNA Indenture, the 2001 Indenture or the BFI Indenture (as such term is defined in each such agreement or indenture).

         "Obligations" shall mean, without duplication, (i) the Credit Agreement Obligations, (ii) the AWNA Senior Note Obligations and (iii) the BFI Senior Note Obligations; provided, however, that the Obligations shall not in any event include any obligations in respect of debt securities issued under the AWNA Indenture, the 2001 Indenture or the BFI Indenture after July 30, 1999, other than the 2001 Senior Notes.

         "Requisite Secured Parties" shall mean, at any time, the Secured Party or Secured Parties holding at least 51% in aggregate amount of the Obligations then outstanding; provided that any balance in a Secured Party's Collateral Account shall be deducted from the amount of Obligations held by such Secured Party for purposes of determining the outstanding Obligations under this definition.

         "Secured Parties" shall mean (a) the Lenders (including the Tranche A Lenders), (b) the Agent, (c) the Collateral Trustee, (d) the Issuing Banks, (e) each counterparty to a Hedging Agreement entered into with a Loan Party if such counterparty was (i) a Lender or an Affiliate of a Lender at the time the Hedging Agreement was entered into or (ii) a lender under the Original Credit Agreement but not a Lender under the Credit Agreement; provided that any counterparty described in this clause (e)(ii) shall (A) be a Secured Party to the extent, and only to the extent, that such Hedging Agreement was entered into prior to, and in effect on, the Restatement Effective Date, and (B) remain a Secured Party only until such Hedging Agreement expires, is extended, renewed or amended or is otherwise terminated, (f) the beneficiaries of each indemnification obligation undertaken by AWNA or any Subsidiary Pledgor under any Loan Document in respect of the foregoing Persons or their Related Parties, in their capacities as such, (g) the AWNA Trustee, for the benefit of the holders from time to time of the AWNA Indenture Debt (other than the 2001 Senior Notes), (h) the 2001 Indenture Trustee, for the benefit of the holders from time to time of the 2001 Senior Notes, (i) the BFI Trustee, for the benefit of the holders from time to time of the BFI Indenture Debt and (j) the successors and permitted assigns of each of the foregoing.

         "Trustee" shall mean the AWNA Trustee, the BFI Trustee or the 2001 Indenture Trustee, as applicable.

         "2001 Indenture" means (i) one or more supplemental indentures, dated on or after January 25, 2001, to the AWNA Senior Note Indenture and (ii) any other indenture governing Senior Indebtedness entered into by AWNA or Allied Waste on or after January 25, 2001.

         "2001 Indenture Trustee" shall mean the trustee under any 2001
Indenture.

         "2001 Senior Notes" means senior secured notes of AWNA or Allied Waste issued on or after January 25, 2001 pursuant to the 2001 Indenture.

         SECTION 2. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Subsidiary Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Trustee, its successors and assigns, and hereby grants to the Collateral Trustee, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Subsidiary Pledgor's right, title and interest in, to and under (a) the shares of capital stock, membership interests and other Equity Interests owned by it and listed on Schedule II hereto and any shares of capital stock, membership interests and other Equity Interests of any Subsidiary or any other Person now owned or obtained in the future by such Subsidiary Pledgor and required by the Credit Agreement to be pledged hereunder and the certificates representing all such shares, membership interests and other Equity Interests (the "Pledged Stock"); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of capital stock, membership interests or other Equity Interests of any Foreign Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of such Subsidiary Pledgor or AWNA issue directors' qualifying shares, such qualifying shares;
(b)(i) the debt obligations that are evidenced by promissory notes or certificated securities, including any intercompany advances and indebtedness, listed opposite the name of such Subsidiary Pledgor on Schedule II hereto, (ii) any debt obligations that are evidenced by promissory notes or certificated securities, including any intercompany advances and indebtedness, now held by or in the future issued to or held by such Subsidiary Pledgor and required by the Credit Agreement to be pledged hereunder and (iii) the promissory notes and any other instruments evidencing such debt obligations (the items referred to in subclauses (i) through (iii) of this clause (b) being referred to collectively herein as the "Pledged Debt Obligations"); (c) all other property that is delivered to and held by the Collateral Trustee pursuant to the terms hereof;
(d) subject to Section 6, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 6, all rights and privileges of such Subsidiary Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to herein as the "Collateral"). Upon delivery to the Collateral Trustee, (a) any debt, equity, stock or membership certificates, promissory notes or other instruments or certificated securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other customary instruments of transfer reasonably satisfactory to the Collateral Trustee and by such other instruments and documents as the Collateral Trustee may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Subsidiary Pledgor and such other instruments or documents as the Collateral Trustee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that the failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities or other Collateral. Each schedule so delivered shall supersede any prior schedules so delivered.

         TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral

Trustee, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 3. Delivery of the Collateral. (a) Each Subsidiary Pledgor agrees to deliver or cause to be delivered to the Collateral Trustee any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, (i) on the Restatement Effective Date, if such Pledged Securities and other documents represent interests in a Material Loan Party and (ii) as soon as practicable, and in no event later than the date that is 30 days following the Restatement Effective Date, if such Pledged Securities and other documents represent interests in, or Collateral of, a Loan Party other than a Material Loan Party.

         (b) Each Subsidiary Pledgor will cause any Indebtedness for borrowed money owed to such Subsidiary Pledgor by any Person (other than Allied Waste, AWNA or any other Subsidiary) that constitutes Pledged Debt Obligations to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Trustee pursuant to the terms hereof.

         (c) Each of Allied Waste, AWNA and each Subsidiary Pledgor agrees that it will not, and will cause each other Subsidiary not party hereto not to, evidence any Indebtedness for borrowed money owed to it by Allied Waste, AWNA or any other Subsidiary to be evidenced by a promissory note or other document or instrument unless such note, document or instrument is pledged and delivered to the Collateral Trustee pursuant to the terms hereof

         SECTION 4. Representations, Warranties and Covenants. Each Subsidiary Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Trustee, for the benefit of the Secured Parties, that:

                  (a) the Pledged Stock represents that percentage as set forth on Schedule II hereto of the issued and outstanding shares of each class of the capital stock, membership interests or other Equity Interests of the issuer thereof and includes all capital stock, membership interests and other Equity Interests required to be pledged hereunder, and the Pledged Debt Obligations set forth on Schedule II hereto includes all certificated debt securities and promissory notes required to be pledged hereunder;

                  (b) except for the security interest granted hereunder (i) such Subsidiary Pledgor, AWNA, Allied Waste or any other Subsidiary Pledgor is and will at all times continue to be the direct owner beneficially and of record, of the Pledged Securities indicated on
         Schedule II hereto and (ii) such Subsidiary Pledgor, AWNA, Allied Waste or such other Subsidiary Pledgor holds the same free and clear of all Liens other than Permitted Encumbrances;

                  (c)(i) except for the security interest granted hereunder, such Subsidiary Pledgor will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto or Permitted Encumbrances, and
         (ii) such Subsidiary Pledgor will, subject to Section 6, cause any and all certificates or other instruments or documents representing the Collateral, whether for value paid by the Subsidiary Pledgor or otherwise, to be forthwith deposited with the Collateral Trustee and pledged hereunder;

                  (d) such Subsidiary Pledgor (i) has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement or a Permitted Encumbrance), however arising, of all Persons whomsoever;

                  (e) no consent of any other Person (including stockholders, partners, members or creditors of any Subsidiary Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to create a valid security interest in the Pledged Securities, except such consents or approvals as have been obtained and are in full force and effect;

                  (f) by virtue of the execution and delivery by the Subsidiary Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Trustee in accordance with this Agreement, the Collateral Trustee will obtain a valid and perfected first priority Lien upon and security interest in (subject to any Permitted Encumbrances) such Pledged Securities or such other Collateral, as the case may be, as security for the payment and performance of the Obligations;

                  (g) the pledge effected hereby is effective to vest in the Collateral Trustee, for the benefit of the Secured Parties, the rights of the Collateral Trustee in the Collateral as set forth herein;

                  (h) the Pledged Stock has been duly and validly authorized and issued by the issuers thereof and is fully paid and nonassessable and the Pledged Debt Obligations issued by any Subsidiary Pledgor party hereto are legal, valid and binding obligations of the issuers thereof;

                  (i) all information set forth herein relating to the Collateral is accurate and complete in all material respects as of the Restatement Effective Date;

                  (j) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the Restatement Effective Date; and

                  (k) the Collateral is not and shall not be represented by any certificates, notes, securities, documents or other instruments other than those delivered hereunder.

         SECTION 5. Registration in Nominee Name; Denominations. The Collateral Trustee, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Subsidiary Pledgor, endorsed or assigned in blank or in favor of the Collateral Trustee. Each Subsidiary Pledgor will promptly give to the Collateral Trustee copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Subsidiary Pledgor. The Collateral Trustee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         SECTION 6. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) Each Subsidiary Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

                  (ii) The Collateral Trustee shall execute and deliver to each Subsidiary Pledgor, or cause to be executed and delivered to each Subsidiary Pledgor, all such proxies, powers of attorney and other instruments as such Subsidiary Pledgor may reasonably request for the purpose of enabling such Subsidiary Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

                  (iii) Each Subsidiary Pledgor shall be entitled to receive and retain any and all cash dividends, interest, principal and other amounts paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest, principal and other amounts are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, the BFI Indenture, the AWNA Indenture, the 2001 Indenture and applicable laws and subject to any requirements of the Credit Agreement, the BFI Indenture, the AWNA Indenture or the 2001 Indenture with respect to the application thereof to the payment of Loans or otherwise. All non-cash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Subsidiary Pledgor, shall not be commingled by such Subsidiary Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Trustee and shall be forthwith delivered to the Collateral Trustee in the same form as so received (with any necessary endorsement).

         (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Subsidiary Pledgor to dividends, interest or principal that such Subsidiary Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Subsidiary Pledgor contrary to the provisions of this Section 6 shall be held in trust for the benefit of the Collateral Trustee, shall be segregated from other property or funds of such Subsidiary Pledgor and shall be forthwith delivered to the Collateral Trustee upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Trustee pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Trustee in an account to be established by the Collateral Trustee upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Trustee certificates to that effect, the Collateral Trustee shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Subsidiary Pledgor all cash dividends, interest or principal (without interest) that such Subsidiary Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account after application in accordance with Section 8.

         (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Subsidiary Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph
(a)(i) of this Section 6, and the obligations of the Collateral Trustee under paragraph (a)(ii) of this Section 6, shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Trustee shall, at its sole discretion (or with the consent of the Requisite Secured Parties, if the Collateral Trustee so elects), have the right from time to time following and during the continuance of an Event of Default to permit the Subsidiary Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Subsidiary Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

         SECTION 7. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Trustee may sell or otherwise transfer or dispose of the Collateral, or any part thereof, at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Trustee shall deem appropriate. The Collateral Trustee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to

Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Trustee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Subsidiary Pledgor and, to the extent permitted by applicable law, the Subsidiary Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Subsidiary Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Trustee shall give the Borrower and each applicable Subsidiary Pledgor 10 days' prior written notice (which each Subsidiary Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Trustee's intention to make any sale of such Subsidiary Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Trustee may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Trustee may (in its sole and absolute discretion) determine. The Collateral Trustee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Trustee until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 7, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Subsidiary Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Subsidiary Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of such sale, hold, retain and dispose of such property without further accountability to such Subsidiary Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Trustee shall be free to carry out such sale pursuant to such agreement and (c) such Subsidiary Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Trustee shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Trustee may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 7 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

         SECTION 8. Application of Proceeds of Sale. The Collateral Trustee shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, in the manner set forth in the Collateral Trust Agreement; provided, however, that if the Collateral Trust Agreement shall not be in effect, such proceeds and cash shall be applied as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Agent or the Collateral Trustee (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Trustee or any Secured Party hereunder or under any other Loan Document on behalf of any Subsidiary Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Credit Agreement Obligations (the amounts so applied to be distributed among the holders of the Credit Agreement Obligations pro rata in accordance with the amounts of the Credit Agreement Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Subsidiary Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Trustee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Trustee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Collateral Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Trustee or such officer or be answerable in any way for the misapplication thereof.

         SECTION 9. Reimbursement of Collateral Trustee. (a) Each Subsidiary Pledgor jointly and severally agrees to pay upon demand to the Collateral Trustee the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of a single counsel in New York and such other local or special counsel as may be reasonably necessary in connection therewith and of any experts or agents, that the Collateral Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Trustee hereunder or (iv) the failure by such Subsidiary Pledgor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Subsidiary Pledgor agrees to jointly and severally indemnify the Collateral Trustee, the other Indemnitees (as defined in Section 9.03(b) of the Credit Agreement), the BFI Trustee, the AWNA Trustee and the 2001 Indenture Trustee (collectively, the "Shared Collateral Indemnitees") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees of a single counsel in New York and such other local and special counsel as may be reasonably necessary in connection therewith, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, (i) the execution or delivery of this Agreement, the AWNA Indenture, any 2001 Indenture and the BFI Indenture or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions and the other transactions contemplated hereby or thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Shared Collateral Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by a final nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Shared Collateral Indemnitee.

         (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 9 shall remain operative and in full force and effect regardless of the termination of this Agreement, any other Loan Document, the BFI Indenture, the AWNA Indenture or any 2001 Indenture, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Loan Document, the BFI Indenture, the AWNA Indenture or any 2001 Indenture or any investigation made by or on behalf of the Collateral Trustee or any other Secured Party. All amounts due under this Section 9 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.13 of the Credit Agreement.

         SECTION 10. Collateral Trustee Appointed Attorney-in-Fact. Each Subsidiary Pledgor hereby appoints the Collateral Trustee the attorney-in-fact of such Subsidiary Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Trustee shall have such right, only upon the occurrence and during the continuance of an Event of Default of which the Collateral Trustee shall have received written notice from the Agent or a Trustee under the applicable Debt Instrument, which right shall include the full power of substitution either in the Collateral Trustee's name or in the name of such Subsidiary Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Subsidiary Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Trustee to make any commitment or inquiry as to the nature or sufficiency of any payment received by the Collateral Trustee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Trustee and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Subsidiary Pledgor for any act or failure to act hereunder, except to the extent determined by a court of competent jurisdiction by a final non-appealable judgment to have resulted from their own gross negligence or wilful misconduct.

         SECTION 11. Waivers; Amendment. (a) No failure or delay of the Collateral Trustee, the Administrative Agent, any Issuing Bank, any Lender, the AWNA Trustee, the BFI Trustee or the 2001 Indenture Trustee in exercising any power or right hereunder or under any other Loan Document, the BFI Indenture, the AWNA Indenture or any 2001 Indenture shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Trustee hereunder and of the other Secured Parties under the other Loan Documents, the BFI Indenture, the AWNA Indenture and the 2001 Indentures are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document, the BFI Indenture, the AWNA Indenture or any 2001 Indenture or consent to any departure by any Subsidiary Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit under the Credit Agreement shall not be construed as a waiver of any Default under the Credit Agreement. No notice or demand on any Subsidiary Pledgor or any other Loan Party in any case shall entitle such Subsidiary Pledgor or any other Loan Party to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Trustee and the Subsidiary Pledgor or Subsidiary Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

         SECTION 12. Securities Act, etc. In view of the position of the Subsidiary Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being collectively referred to herein as the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Subsidiary Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Trustee if the Collateral Trustee were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Trustee in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Subsidiary Pledgor recognizes that in light of such restrictions and limitations the Collateral Trustee may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Subsidiary Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Trustee, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Subsidiary Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Trustee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Trustee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 12 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Trustee sells.

         SECTION 13. Registration, etc. Each Subsidiary Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Trustee desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Trustee, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Trustee to permit the public sale of such Pledged Securities. Each Subsidiary Pledgor further agrees to indemnify, defend and hold harmless the Collateral Trustee, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all losses, liabilities, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Trustee of a single counsel in New York and such other local and special counsel as may be reasonably necessary in connection therewith), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Subsidiary Pledgor or the issuer of such Pledged Securities by the Collateral Trustee or any other Secured Party expressly for use therein. Each Subsidiary Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Trustee and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Subsidiary Pledgor will bear all costs and expenses of carrying out its obligations under this Section 13. Each Subsidiary Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 13 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 13 may be specifically enforced.

         SECTION 14. Security Interest Absolute. All rights of the Collateral Trustee hereunder, the grant of a security interest in the Collateral and all obligations of each Subsidiary Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, the BFI Indenture, the AWNA Indenture, any 2001 Indenture, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the BFI Indenture, the AWNA Indenture, any 2001 Indenture, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Subsidiary Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the monetary Obligations).

         SECTION 15. Termination or Release. This Agreement and the pledge hereunder (i) shall cease to be effective with respect to the BFI Senior Note Obligations and the AWNA Senior Note Obligations on the earlier of the date (a) on which all the AWNA Indenture Debt and the BFI Indenture Debt shall have been paid in full to the holders thereof and (b) that is ten days after the provisions of the AWNA Indenture, the BFI Indenture and each 2001 Indenture that require equal and ratable security shall be held by a court of competent jurisdiction to be invalid, void or unenforceable and (ii) shall terminate when all the monetary Credit Agreement Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero, the Issuing Banks have no further commitment to issue Letters of Credit under the Credit Agreement and the Agent has given written notification thereof to the Collateral Trustee, at which time the Collateral Trustee shall execute and deliver to the Subsidiary Pledgors, at the Subsidiary Pledgors' expense, all documents which the Subsidiary Pledgors shall reasonably request to evidence such termination. Any execution and delivery of such documents pursuant to this Section 15 shall be without recourse to or warranty by the Collateral Trustee and shall, upon the reasonable prior request of the Subsidiary Pledgors, be made prior to such termination for holding in escrow pending such termination. A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the pledge of the Collateral of such Subsidiary Pledgor hereunder shall be automatically released in the event that all the Equity Interests of such Subsidiary Pledgor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of AWNA in accordance with the terms of the Credit Agreement and the other Loan Documents; provided that, if required by the terms of the Credit Agreement, the Required Lenders or all the Lenders, as the case may be, shall have consented to such sale, transfer or other disposition and the terms of such consent did not provide otherwise; and, provided, further, that any release of a Subsidiary Pledgor or any Collateral after the occurrence and during the continuance of a Triggering Event (as defined in the Collateral Trust Agreement) shall be subject to the prior approval of the Collateral Trustee. The Pledge hereunder shall automatically terminate with respect to any Collateral sold, transferred or disposed of in accordance with this Agreement and the Credit Agreement, and the Collateral Agent shall execute and deliver to the Pledgors, at the Pledgors' expense, all documents which the Pledgors shall reasonably request to evidence such termination (which documents shall, upon prior request of the Pledgors, be delivered prior to, and held in escrow pending, such sale, transfer or disposition).

         SECTION 16. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of AWNA. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Notices to the AWNA Indenture Trustee, the BFI Indenture Trustee and the 2001 Indenture Trustee shall be given as provided in the AWNA Indenture, the BFI Indenture and the 2001 Indenture, respectively.

         SECTION 17. Further Assurances. Each Subsidiary Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Trustee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Trustee its rights and remedies hereunder.

         SECTION 18. Binding Effect; Several Agreement; Assignments; Successor Collateral Trustee. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Subsidiary Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective on the Restatement Effective Date, and thereafter shall be binding upon the Subsidiary Pledgors and the Collateral Trustee and their successors and assigns, and shall inure to the benefit of each Subsidiary Pledgor, the Collateral Trustee and the other Secured Parties, and their successors and assigns, except that no Subsidiary Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Subsidiary Pledgor and may be amended, modified, supplemented, waived or released with respect to any Subsidiary Pledgor without the approval of any other Subsidiary Pledgor and without affecting the obligations of any other Subsidiary Pledgor hereunder. The Collateral Trustee may resign and a successor collateral trustee may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral trustee by a successor collateral trustee, that successor collateral trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral trustee, as secured party under this Agreement, and the retiring collateral trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral trustee's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Trustee.

         SECTION 19. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Subsidiary Pledgor herein and in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Trustee and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Banks, regardless of any investigation made by any Secured Party or on its behalf, and shall continue in full force and effect until this Agreement has been terminated in accordance with Section 15.

         (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract (subject to Section 18), and shall become effective as provided in Section 18. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 22. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 23. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Trustee or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement, any other Loan Document, the BFI Indenture, the AWNA Indenture or any 2001 Indenture against any Subsidiary Pledgor or its properties in the courts of any jurisdiction.

         (b) Each Subsidiary Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 16. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 24. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY

LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE BFI INDENTURE, THE AWNA INDENTURE OR THE 2001 INDENTURE . EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 25. Additional Subsidiary Pledgors. Pursuant to Section 5.10(b) of the Credit Agreement, each Specified Subsidiary that is a subsidiary of BFI that was not in existence or not a such a Specified Subsidiary on the Restatement Effective Date is required to enter in this Agreement as a Subsidiary Pledgor upon becoming such a Specified Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Trustee and a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Subsidiary Pledgor hereunder. The rights and obligations of each Subsidiary Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

         SECTION 26. Collateral Trustee in its Individual Capacity. The Collateral Trustee and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Allied Waste and its Subsidiaries as though the Collateral Trustee were not collateral trustee hereunder. With respect to the Loans made by it and all Obligations owing to it, the Collateral Trustee shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the collateral trustee, and the terms "Lender" and "Lenders" shall include the Collateral Trustee in its individual capacity.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    ALLIED WASTE NORTH AMERICA, INC.,

                                    by
                                       ____________________________________
                                       Name:
                                       Title:

                                    THE SUBSIDIARY PLEDGORS LISTED ON SCHEDULE I
                                    HERETO,

                                    by
                                       ____________________________________
                                       Name:
                                       Title:

                                    JPMORGAN CHASE BANK, as Collateral Trustee,

                                    by
                                       ____________________________________
                                       Name:
                                       Title:

                               SUBSIDIARY PLEDGORS

Name                                               Address

                                  CAPITAL STOCK

Issuer        Number of           Registered      Number and     Percentage of
              Certificate         Owner           Class of       Shares
                                                  Shares

                             OTHER EQUITY INTERESTS

Issuer        Number of           Registered      Number and     Percentage of
              Certificate         Owner           Class of       Interests
                                                  Interests

                                DEBT OBLIGATIONS

Issuer        Principal           Date            Maturity Date
              Amount

                                                                  Annex 1 to the
                                              Shared Collateral Pledge Agreement

                                    SUPPLEMENT NO.__ dated as of (this
                           "Supplement"), to the SHARED COLLATERAL PLEDGE AGREEMENT dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Shared Collateral Pledge Agreement") among Allied Waste North America, Inc., a Delaware corporation ("AWNA"), each Subsidiary listed on
                           Schedule I thereto and each Subsidiary becoming a party thereto as provided in Section 25 thereof (each such Subsidiary individually, a "Subsidiary Pledgor", and collectively, the "Subsidiary Pledgors"), and JPMorgan Chase Bank, a New York banking corporation ("JPMCB"), as collateral trustee (in such capacity, the "Collateral Trustee") for the Secured Parties (as defined in the Shared Collateral Pledge Agreement referred to below).

         A. Reference is made to (a) the Credit Agreement dated as of July 21, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AWNA, Allied Waste Industries, Inc., the lenders from time to time party thereto (the "Lenders"), and JPMCB, as administrative agent and collateral agent for the Lenders.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Shared Collateral Pledge Agreement and the Credit Agreement.

         C. The Subsidiary Pledgors have entered into the Shared Collateral Pledge Agreement in order to induce the Lenders to make Loans and other extensions of credit under the Credit Agreement. Section 5.10(b) of the Credit Agreement provides that additional Specified Subsidiaries of AWNA shall become Subsidiary Pledgors under the Shared Collateral Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Shared Collateral Pledge Agreement in order to induce the Lenders to make additional Loans and other extensions of credit under the Credit Agreement.

         Accordingly, the Collateral Trustee and the New Subsidiary Pledgor agree as follows:

         SECTION 1. In accordance with Section 25 of the Shared Collateral Pledge Agreement, the New Subsidiary Pledgor by its signature below becomes a Subsidiary Pledgor under the Shared Collateral Pledge Agreement with the same force and effect as if originally named therein as a Subsidiary Pledgor and the New Subsidiary Pledgor hereby agrees (a) to all the terms and provisions of the Shared Collateral Pledge Agreement applicable to it as a Subsidiary Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Shared Collateral Pledge Agreement), does hereby create and grant to the Collateral Trustee, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary Pledgor's right, title and interest in and to the Collateral (as defined in the Shared Collateral Pledge Agreement) of the New Subsidiary Pledgor. Each reference to "Subsidiary Pledgor" in the Shared Collateral Pledge Agreement shall be deemed, if applicable, to include the New Subsidiary Pledgor. The Shared Collateral Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Subsidiary Pledgor represents and warrants to the Collateral Trustee and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Pledgor and the Collateral Trustee. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Subsidiary Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

         SECTION 5. Except as expressly supplemented hereby, the Shared Collateral Pledge Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Shared Collateral Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary Pledgor shall be given to it in care of AWNA as set forth in the Shared Collateral Pledge Agreement.

         SECTION 9. The New Subsidiary Pledgor agrees to reimburse (or cause to be reimbursed) the Collateral Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

         IN WITNESS WHEREOF, the New Subsidiary Pledgor and the Collateral Trustee have duly executed this Supplement to the Shared Collateral Pledge Agreement as of the day and year first above written.

                              [Name of New Subsidiary Pledgor],

                                 by

                                    ________________________________
                                    Name:
                                    Title:
                                    Address:

                                    JPMORGAN CHASE BANK, as Collateral Trustee,

                                 by

                                    ________________________________
                                    Name:
                                    Title:

                                                                   Schedule 1 to
                                                                  Supplement No.
                                       To the Shared Collateral Pledge Agreement

                Pledged Securities of the New Subsidiary Pledgor

                                  CAPITAL STOCK

Issuer        Number of           Registered      Number and     Percentage of
              Certificate         Owner           Class of       Shares
                                                  Shares

                             OTHER EQUITY INTERESTS

Issuer        Number of           Registered      Number and     Percentage of
              Certificate         Owner           Class of       Interests
                                                  Interests

                                DEBT OBLIGATIONS

Issuer        Principal           Date            Maturity Date
              Amount